                                                                   EXHIBIT 10.21

                             REPLAY NETWORKS, INC.

                             CONSULTING AGREEMENT
                             --------------------


          This Consulting Agreement (the "Agreement") is entered into by and
                                          ---------
between Replay Networks, Inc. (the "Company") and Kevin Bohren ("Consultant").
                                    -------                      ----------

          1.  Consulting Relationship.  During the term of this agreement,
              -----------------------
Consultant will provide consulting services (the "Services") to the Company as
                                                  --------
described on Exhibit A attached to this Agreement.  Consultant shall use
             ---------
Consultant's best efforts to perform the Services in a manner satisfactory to the Company.

          2.  Fees; Support.  As consideration for the Services to be provided
              -------------
by Consultant and other obligations, the Company will compensate Consultant as
described in Exhibit B to this Agreement.   As additional consideration for the
             ---------
Services, the Company will provide Consultant with such support facilities and space as may be required in the Company's judgment to enable Consultant to properly perform the Services.

          3.  Expenses.  Consultant shall not be authorized to incur on behalf
              --------
of the Company any expenses without the prior consent of the Company's CEO. As a condition to receipt of reimbursement, Consultant shall be required to submit to the Company reasonable evidence that the amount involved was expended and related to Services provided under this Agreement.

          4.  Term and Termination.  Consultant shall serve as a consultant to
              --------------------
the Company for a period commencing on March 1, 1999, and terminating on June 30, 1999 OR the earlier of the date on which Consultant ceases to provide services to the Company under this Agreement. Either party may terminate this Agreement at any time upon ten (10) days' written notice.

          5.  Independent Contractor.  Consultant's relationship with the
              ----------------------
Company will be that of an independent contractor and not that of an employee. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from payments made to Consultant for taxes, all of which will be Consultant's responsibility. Consultant agrees to indemnify and hold the Company harmless from any liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities. Consultant will have no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

          6.  Supervision of Consultant's Services.  All services to be
              ------------------------------------
performed by Consultant, including but not limited to the Services, will be as agreed between Consultant and the Company's CEO. Consultant will be required to report to the CEO concerning the Services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the CEO.

          7.  Consulting or Other Services for Competitors.  Consultant
              --------------------------------------------
represents and warrants that Consultant will not, during the term of this Agreement, perform any consulting or other services for any company, person or entity whose business or proposed business in any way involves products or services which could reasonably be determined to be competitive with the products or services or proposed products or services of the Company.

          8.   Confidentiality Agreement.  Consultant shall sign, or has signed,
               -------------------------
a Confidential Information and Invention Assignment Agreement substantially in the form attached to this Agreement as Exhibit C (the "Confidentiality
                                       ---------       ---------------
Agreement"), prior to or on the date on which Consultant's consulting
---------
relationship with the Company commences. In the event that Consultant is an entity or otherwise will be causing individuals in its employ or under its supervision to participate in the rendering of the Services, Consultant warrants that it shall cause each of such individuals to execute a Confidentiality Agreement in the form attached as Exhibit C.
                                  ---------

          9.   Conflicts with this Agreement. Consultant represents and warrants
               -----------------------------
that neither Consultant nor any of Consultant's partners, employees or agents is under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant warrants that Consultant has the right to disclose or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company in the course of performance of this Agreement, without liability to such third parties. Consultant represents and warrants that Consultant has not granted any rights or licenses to any intellectual property or technology that would conflict with Consultant's obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the services required by this Agreement.

          10.  Miscellaneous.
               -------------

               (a)  Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended or waived only with the written consent of the parties.

               (b)  Sole Agreement. This Agreement, including the Exhibits
                    --------------
hereto, constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

               (c)  Notices. Any notice required or permitted by this Agreement
                    -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

               (d)  Choice of Law. The validity, interpretation, construction
                    -------------
and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

               (e)  Severability. If one or more provisions of this Agreement
                    ------------
are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.

In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

               (f)  Counterparts.  This Agreement may be executed in
                    ------------
counterparts, each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

               (g)  Arbitration.   Any dispute or claim arising out of or in
                    -----------
connection with any provision of this Agreement, excluding Section 7 hereof, will be finally settled by binding arbitration in Mountain View, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 10(g) shall not apply to the Confidentiality Agreement.

               (h)  Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN
                    -----------------
EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

          The parties have executed this Agreement on the respective dates set forth below.

                                             REPLAY NETWORKS, INC.


                                             By: /s/ Anthony Wood
                                                --------------------------------
                                             Title: CEO
                                                   -----------------------------

                                             Address:  1945 Charleston Rd.
                                             Mountain View, CA 94043

                                             Date:______________________________



                                             KEVIN BOHREN


                                             /s/ Kevin Bohren
                                             -----------------------------------
                                             Signature

                                             Address:___________________________

                                             Date:______________________________

                                   EXHIBIT A
                                   ---------


                      DESCRIPTION OF CONSULTING SERVICES
                      ----------------------------------


         Description of Services                       Schedule/Deadline
         -----------------------                       -----------------
Advisory services for sales, marketing and                    n/a
business development activities (approx 2 days per week)

                                   EXHIBIT B
                                   ---------

                                   EXHIBIT B

                                 COMPENSATION
                                 ------------

     Check applicable payment terms:

[_] For Services rendered by Consultant under this Agreement, the Company shall pay Consultant at the rate of $______ per hour, payable monthly within thirty (30) days following receipt of Consultant's invoice for the work done during the prior month. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $____________.

[_]  Consultant shall be paid $_________ per month, payable in arrears on the
     ___ day of each month following the end of the month in which the Services are rendered. Consultant shall provide Services of at least ___ hours per week. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $____________.

[_] Consultant shall be paid $____________ upon the execution of this Agreement and $____________ upon completion of the Services specified on Exhibit A to
                                                                    ---------
     this Agreement.

[_] Consultant will be granted a non-qualified option to purchase _________ shares of the Company's Common Stock, at an exercise price equal to the fair market value (as determined by the Company's Board of Directors) on the date of grant (currently estimated to be $ _____ per share). This option will vest and become exercisable as follows:

     ___________________________________________________________________________

[_]  Consultant is authorized to incur the following expenses:

     ___________________________________________________________________________


[X]  Other:

     Consultant will be granted 4,840 shares of Replay common stock for each month of services performed.

                             REPLAY NETWORKS, INC.

                              CONSULTING AGREEMENT
                              --------------------


          This Consulting Agreement (the "Agreement") is entered into by and
                                          ---------
between Replay Networks, Inc. (the "Company") and Kevin Bohren ("Consultant").
                                    -------                      ----------

          1.   Consulting Relationship. During the term of this agreement,
               -----------------------
Consultant will provide consulting services (the "Services") to the Company as
                                   --------
described on Exhibit A attached to this Agreement. Consultant shall use
             ---------
Consultant's best efforts to perform the Services in a manner satisfactory to the Company.

          2.   Fees; Support.  As consideration for the Services to be provided
               -------------
by Consultant and other obligations, the Company will compensate Consultant as
described in Exhibit B to this Agreement.   As additional consideration for the
             ---------
Services, the Company will provide Consultant with such support facilities and space as may be required in the Company's judgment to enable Consultant to properly perform the Services.

          3.   Expenses. Consultant shall not be authorized to incur on behalf
               --------
of the Company any expenses without the prior consent of the Company's CEO. As a condition to receipt of reimbursement, Consultant shall be required to submit to the Company reasonable evidence that the amount involved was expended and related to Services provided under this Agreement.

          4.   Term and Termination. Consultant shall serve as a consultant to
               --------------------
the Company for a period commencing on July 1, 1999, and terminating on September 30, 1999 OR the earlier of the date on which Consultant ceases to provide services to the Company under this Agreement. Either party may terminate this Agreement at any time upon ten (10) days' written notice.

          5.   Independent Contractor. Consultant's relationship with the
               ----------------------
Company will be that of an independent contractor and not that of an employee. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from payments made to Consultant for taxes, all of which will be Consultant's responsibility. Consultant agrees to indemnify and hold the Company harmless from any liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities. Consultant will have no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

          6.   Supervision of Consultant's Services. All services to be
               ------------------------------------
performed by Consultant, including but not limited to the Services, will be as agreed between Consultant and the Company's CEO. Consultant will be required to report to the CEO concerning the Services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the CEO.

          7.   Consulting or Other Services for Competitors. Consultant
               --------------------------------------------
represents and warrants that Consultant will not, during the term of this Agreement, perform any consulting or other services for any company, person or entity whose business or proposed business in any way involves products or services which could reasonably be determined to be competitive with the products or services or proposed products or services of the Company.

          8.   Confidentiality Agreement. Consultant shall sign, or has signed,
               -------------------------
a Confidential Information and Invention Assignment Agreement substantially in the form attached to this Agreement as Exhibit C (the "Confidentiality
                                       ---------       ---------------
Agreement"), prior to or on the date on which Consultant's consulting
---------
relationship with the Company commences. In the event that Consultant is an entity or otherwise will be causing individuals in its employ or under its supervision to participate in the rendering of the Services, Consultant warrants that it shall cause each of such individuals to execute a Confidentiality Agreement in the form attached as Exhibit C.
                                  ---------

          9.   Conflicts with this Agreement. Consultant represents and warrants
               -----------------------------
that neither Consultant nor any of Consultant's partners, employees or agents is under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant warrants that Consultant has the right to disclose or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company in the course of performance of this Agreement, without liability to such third parties. Consultant represents and warrants that Consultant has not granted any rights or licenses to any intellectual property or technology that would conflict with Consultant's obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the services required by this Agreement.

          10.  Miscellaneous.
               -------------

               (a)  Amendments and Waivers. Any term of this Agreement may be
                    ----------------------
amended or waived only with the written consent of the parties.

               (b)  Sole Agreement. This Agreement, including the Exhibits
                    --------------
hereto, constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

               (c)  Notices. Any notice required or permitted by this Agreement
                    -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

               (d)  Choice of Law. The validity, interpretation, construction
                    -------------
and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (e)  Severability. If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f)  Counterparts. This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g)  Arbitration. Any dispute or claim arising out of or in connection
               -----------
with any provision of this Agreement, excluding Section 7 hereof, will be finally settled by binding arbitration in Mountain View, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 10(g) shall not apply to the Confidentiality Agreement.

          (h)  Advice of Counsel. EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING
               -----------------
THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

     The parties have executed this Agreement on the respective dates set forth below.

                             REPLAY NETWORKS, INC.


                             By:  /s/ Anthony Wood
                                ---------------------------

                             Title:   CEO
                                  -------------------------

                             Address: 1945 Charleston Rd.
                             Mountain View, CA 94043

                             Date:  7/20/99
                                 --------------------------



                             KEVIN BOHREN

                             /s/ Kevin Bohren
                             ------------------------------
                             Signature

                             Address: P.O. Box 6632
                             Avon, CO 81620

                             Date: 7/23/99
                                 --------------------------

                                   EXHIBIT A
                                   ---------


                      DESCRIPTION OF CONSULTING SERVICES
                      ----------------------------------


           Description of Services                        Schedule/Deadline
           -----------------------                        -----------------
Advisory services for sales, marketing and                       n/a
business development activities (approx 2 days per week)

                                   EXHIBIT B
                                   ---------

                                   EXHIBIT B

                                 COMPENSATION
                                 ------------

     Check applicable payment terms:

[_] For Services rendered by Consultant under this Agreement, the Company shall pay Consultant at the rate of $______ per hour, payable monthly within thirty (30) days following receipt of Consultant's invoice for the work done during the prior month. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $____________.

[X] Consultant shall be paid $7,500 per month, payable in arrears on the 30th day of each month following the end of the month in which the Services are rendered. Consultant shall provide Services of at least 16 hours per week. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $22,500.

[_] Consultant shall be paid $____________ upon the execution of this Agreement and $____________ upon completion of the Services specified on Exhibit A
                                                                    ---------
     to this Agreement.

[_] Consultant will be granted a non-qualified option to purchase _________ shares of the Company's Common Stock, at an exercise price equal to the fair market value (as determined by the Company's Board of Directors) on the date of grant (currently estimated to be $ _____ per share). This option will vest and become exercisable as follows:

  ------------------------------------------------------------------------------

[_]  Consultant is authorized to incur the following expenses:

  ------------------------------------------------------------------------------


[_]  Other:

                                   EXHIBIT C
                                   ---------

                         CONFIDENTIAL INFORMATION AND

                        INVENTION ASSIGNMENT AGREEMENT
                        ------------------------------

                                   (omitted)

                             REPLAY NETWORKS, INC.

                             CONSULTING AGREEMENT
                             --------------------


          This Consulting Agreement (the "Agreement") is entered into by and
                                          ---------
between Replay Networks, Inc. (the "Company") and Kevin Bohren ("Consultant").
                                    -------                      ----------

          1.   Consulting Relationship. During the term of this agreement,
               -----------------------
Consultant will provide consulting services (the "Services") to the Company as
                                                  --------
described on Exhibit A attached to this Agreement. Consultant shall use
             ---------
Consultant's best efforts to perform the Services in a manner satisfactory to the Company.

          2.   Fees; Support. As consideration for the Services to be provided
               -------------
by Consultant and other obligations, the Company will compensate Consultant as described in Exhibit B to this Agreement. As additional consideration for the
             ---------
Services, the Company will provide Consultant with such support facilities and space as may be required in the Company's judgment to enable Consultant to properly perform the Services.

          3.   Expenses.  Consultant shall not be authorized to incur on behalf
               --------
of the Company any expenses without the prior consent of the Company's CEO. As a condition to receipt of reimbursement, Consultant shall be required to submit to the Company reasonable evidence that the amount involved was expended and related to Services provided under this Agreement.

          4.   Term and Termination.  Consultant shall serve as a consultant to
               --------------------
the Company for a period commencing on October 1, 1999, and terminating on March 31, 2000 OR the earlier of the date on which Consultant ceases to provide services to the Company under this Agreement. Either party may terminate this Agreement at any time upon ten (10) days' written notice.

          5.   Independent Contractor.  Consultant's relationship with the
               ----------------------
Company will be that of an independent contractor and not that of an employee. Consultant will not be eligible for any employee benefits, nor will the Company make deductions from payments made to Consultant for taxes, all of which will be Consultant's responsibility. Consultant agrees to indemnify and hold the Company harmless from any liability for, or assessment of, any such taxes imposed on the Company by relevant taxing authorities. Consultant will have no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company.

          6.  Supervision of Consultant's Services.  All services to be
              ------------------------------------
performed by Consultant, including but not limited to the Services, will be as agreed between Consultant and the Company's CEO. Consultant will be required to report to the CEO concerning the Services performed under this Agreement. The nature and frequency of these reports will be left to the discretion of the CEO.

          7.  Consulting or Other Services for Competitors.  Consultant
              --------------------------------------------
represents and warrants that Consultant will not, during the term of this Agreement, perform any consulting or other services for any company, person or entity whose business or proposed business in any way involves products or services which could reasonably be determined to be competitive with the products or services or proposed products or services of the Company.

          8.  Confidentiality Agreement.  Consultant shall sign, or has signed,
              -------------------------
a Confidential Information and Invention Assignment Agreement substantially in the form attached to this Agreement as Exhibit C (the "Confidentiality
                                       ---------       ---------------
Agreement"), prior to or on the date on which Consultant's consulting
---------
relationship with the Company commences. In the event that Consultant is an entity or otherwise will be causing individuals in its employ or under its supervision to participate in the rendering of the Services, Consultant warrants that it shall cause each of such individuals to execute a Confidentiality Agreement in the form attached as Exhibit C.
                                  ---------

           9. Conflicts with this Agreement.  Consultant represents and warrants
              -----------------------------
that neither Consultant nor any of Consultant's partners, employees or agents is under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Agreement. Consultant warrants that Consultant has the right to disclose or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to the Company in the course of performance of this Agreement, without liability to such third parties. Consultant represents and warrants that Consultant has not granted any rights or licenses to any intellectual property or technology that would conflict with Consultant's obligations under this Agreement. Consultant will not knowingly infringe upon any copyright, patent, trade secret or other property right of any former client, employer or third party in the performance of the services required by this Agreement.

          10. Miscellaneous.
              -------------

              (a)  Amendments and Waivers. Any term of this Agreement may be
                   ----------------------
amended or waived only with the written consent of the parties.

              (b)  Sole Agreement. This Agreement, including the Exhibits
                   --------------
hereto, constitutes the sole agreement of the parties and supersedes all oral negotiations and prior writings with respect to the subject matter hereof.

              (c)  Notices. Any notice required or permitted by this Agreement
                   -------
shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

              (d)  Choice of Law. The validity, interpretation, construction
                   -------------
and performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (e)  Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g)  Arbitration.   Any dispute or claim arising out of or in
               -----------
connection with any provision of this Agreement, excluding Section 7 hereof, will be finally settled by binding arbitration in Mountain View, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 10(g) shall not apply to the Confidentiality Agreement.

          (h)  Advice of Counsel.  EACH PARTY ACKNOWLEDGES THAT, IN EXECUTING
               -----------------
THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

          The parties have executed this Agreement on the respective dates set forth below.

                              REPLAY NETWORKS, INC.


                              By:          /s/ Kim LeMasters
                                 ---------------------------------

                              Title:          Chairman, CEO
                                    ------------------------------

                              Address:  1945 Charleston Rd.
                              Mountain View, CA 94043

                              Date:_______________________________



                              KEVIN BOHREN

                                        /s/ Kevin Bohren
                              -------------------------------------
                              Signature

                              Address:   P.O. Box 6632

                                         Avon, CO 81620

                              Date:   12/9/99
                                   --------------------------------

            SIGNATURE PAGE TO ((COMPANYNAME)) CONSULTING AGREEMENT

                                   EXHIBIT A
                                   ---------


                       DESCRIPTION OF CONSULTING SERVICES
                       ----------------------------------

           Description of Services                       Schedule/Deadline
           -----------------------                       -----------------
Advisory services for business development      n/a
activities
Search for permanent VP Business Development    n/a
candidate

                                   EXHIBIT B
                                   ---------

                                   EXHIBIT B

                                  COMPENSATION
                                  ------------

     Check applicable payment terms:

[ ] For Services rendered by Consultant under this Agreement, the Company shall pay Consultant at the rate of $______ per hour, payable monthly within thirty (30) days following receipt of Consultant's invoice for the work done during the prior month. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $____________.

[X] Beginning November 1, 1999 consultant shall be paid $20,833 per month, payable in arrears on the 15/th/ day of each month following the end of the month in which the Services are rendered. Consultant will be paid $7,500 for services rendered during the month of October 1999. Consultant shall provide Services of at least 40 hours per week. Unless otherwise agreed upon in writing by Company, Company's maximum liability for all Services performed during the term of this Agreement shall not exceed $111,665.

[ ] Consultant shall be paid $____________ upon the execution of this Agreement and $____________ upon completion of the Services specified on Exhibit A to
                                                                    ---------
     this Agreement.

[ ] Consultant will be granted a non-qualified option to purchase _________ shares of the Company's Common Stock, at an exercise price equal to the fair market value (as determined by the Company's Board of Directors) on the date of grant (currently estimated to be $ _____ per share). This option will vest and become exercisable as follows:

________________________________________________________________________________

[ ]  Consultant is authorized to incur the following expenses:

________________________________________________________________________________

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                                   EXHIBIT C
                                   ---------

                          CONFIDENTIAL INFORMATION AND

                         INVENTION ASSIGNMENT AGREEMENT
                         ------------------------------

                                   (omitted)